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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  May 16, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1  - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 16, 2006, the Board of Directors of BKF Capital Group, a Delaware corporation ("BKF"), approved a form of Indemnification Agreement (the "Indemnification Agreement") to be entered into between BKF and each of the current directors of BKF, Mr. J. Clarke Gray, the Senior Vice President and Chief Financial Officer of BKF, and Mr. Norris Nissim, the Senior Vice President, General Counsel and Secretary of BKF (collectively, the "Indemnitees"). The Indemnification Agreement provides the Indemnitees with contractual rights to the indemnification and expense advancement rights provided by BKF's Bylaws, as well as contractual rights to additional indemnification as provided in the Indemnification Agreement. Attached to this Current Report on Form 8-K as Exhibit 10.1 is a copy of the form of Indemnification Agreement, which is incorporated into this filing in its entirety.

         Also on May 16, 2006, our Board of Directors, acting on the recommendation of the Compensation Committee of the Board, established the BKF Executive Officer Bonus Pool (the "Bonus Pool") for the benefit of Mr. John C. Siciliano, the Chairman of the Board, President and Chief Executive Officer of BKF, and Mr. J. Clarke Gray, the Senior Vice President and Chief Financial Officer of BKF (the "Eligible Participants"). The Eligible Participants will be entitled to receive bonuses from the Bonus Pool upon the consummation of a transaction approved by our Board of Directors in which BKF is sold (whether through a merger transaction, sale of stock or sale of assets, a "Transaction"), provided that the Eligible Participant retains his current position at BKF until the consummation of any such Transaction. The total amount of the Bonus Pool is $1.5 million, and allocation of the Bonus Pool is to be made in the discretion of our Board of Directors, acting on the recommendation of the Compensation Committee. The Bonus Pool does not affect the rights of the Eligible Participants under their respective employment agreements to receive severance payments and acceleration of their equity awards if their employment is terminated without cause following a change of control of BKF (as defined under those agreements) or otherwise. The foregoing description of the Bonus Pool is provided pursuant to Item 601(b)(10)(iii) of Regulation S-K, which requires a written description of a compensatory plan when no formal document contains the compensation information.


Section 5 -  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On May 16, 2006, the Board of Directors of BKF adopted an amendment to Article V (Indemnification and Advancement of Expenses) of BKF's bylaws. The Board of Directors approved the changes to Article V to bring the indemnification provisions of BKF's prior bylaws into conformity with what it believes to be current practice by similar companies under Delaware general corporate law and to avoid inconsistencies with the form of Indemnification Agreement referred to in Item 1.01 above. The bylaw amendment was effective upon adoption by the Board. Attached to this Current Report on Form 8-K as
Exhibit 3.1 is a copy of the bylaw amendment, which is incorporated into this filing in its entirety.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d)   EXHIBITS

             EXHIBIT     DESCRIPTION
             -------     -----------

               3.1       Amendment to BKF's bylaws, dated May 16, 2006.

              10.1       Form of Indemnification Agreement.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  May 19, 2006

                             BKF CAPITAL GROUP, INC.



                             By: /s/ Norris Nissim
                                 -------------------------------------
                                 Name:   Norris Nissim
                                 Title:  Senior Vice President, General
                                         Counsel and Secretary


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                              INDEX TO EXHIBITS


EXHIBIT     DESCRIPTION
-------     -----------

  3.1       Amendment to BKF's bylaws, dated May 16, 2006.

 10.1       Form of Indemnification Agreement.